                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Crawford & Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                              (CRAWFORD(R) LOGO)

March 26, 1999

Dear Shareholder:

     You are cordially invited to attend the Company's 1999 Annual Meeting of Shareholders which will be held on Tuesday, April 27, 1999, beginning at 2:00 p.m. at the Company's headquarters, 5620 Glenridge Drive, N. E., Atlanta, Georgia.

     The official Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are included with this letter and contain information about the meeting and the various matters on which the shareholders will act.

     As is our custom, a brief report will be made at this meeting on the Company's 1998 activities and the outlook for 1999. We hope you will be able to attend the meeting. Whether or not you plan to attend, it is important that you sign and return your Proxy promptly, as your vote is important to the Company.

     On behalf of our Board of Directors, officers, and employees, we wish to thank you for your continued interest in and support of Crawford & Company.

                                         Sincerely,
                                         /s/ F.L. Minix
                                         F. L. Minix,
                                         Chairman and Chief Executive Officer
                                         /s/ Archie Meyers, Jr.
                                         Archie Meyers, Jr.,
                                         President and Chief Operating Officer

                               CRAWFORD & COMPANY

                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1999

                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crawford & Company (the "Company") will be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 27, 1999, at 2:00 p.m., local time, for the following purposes:

          1. To elect nine (9) Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

          2. To approve the appointment of Arthur Andersen LLP as independent auditors for the Company for the 1999 fiscal year; and

          3. To transact any and all other such business as may properly come before the meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement dated March 26, 1999. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 2, 1999 will be entitled to vote at the meeting and any adjournment thereof.

                                           By Order of The Board of Directors
                                           /s/ JUDD F. OSTEN
                                           JUDD F. OSTEN,
                                           Secretary

Atlanta, Georgia
March 26, 1999

     IT IS IMPORTANT THAT YOUR SHARES OF CLASS B COMMON STOCK BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO BE PRESENT. ACCORDINGLY, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

     PROXIES ARE NOT BEING SOLICITED WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 1999

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders of Class B Common Stock of Crawford & Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of Class B Common Stock for use at the Annual Meeting of Shareholders to be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 27, 1999 at 2:00 p.m., local time, and any adjournment thereof. When the Proxy is properly executed and returned, the shares of Class B Common Stock it represents will be voted at the meeting and any adjournment thereof as directed by the shareholder executing the Proxy unless it is revoked. If no directions are given on the Proxy with respect to election of Directors, the shares represented by the Proxy will be voted for the below listed nominees, and for the approval of the appointment of Arthur Andersen LLP to serve as auditors of the Company in 1999. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by the execution of another Proxy bearing a later date or by written notification to the Secretary of the Company. Shareholders who are present at the Annual Meeting may revoke their Proxy and vote in person if they so desire.

     Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 2, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 25,097,117 shares of Class B Common Stock, each share being entitled to one vote. A majority of the issued and outstanding shares of Class B Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. The Annual Report of the Company for the fiscal year ended December 31, 1998 is enclosed herewith. This Proxy Statement and the accompanying Proxy are being first mailed to Class B Common Stock shareholders on or about March 26, 1999.

     Additionally, for information only, this Proxy Statement is being mailed to shareholders of Class A Common Stock of the Company as of the Record Date. Shares of Class A Common Stock are not entitled to vote at the Annual Meeting of Shareholders. Accordingly, no proxy is being requested and no proxy should be sent with respect to such shares.

                             ELECTION OF DIRECTORS

NOMINEES AND VOTING

     The By-Laws of the Company provide that the number of Directors which shall constitute the full Board of Directors shall be nine and the shareholders shall elect the Directors at each Annual Meeting. The Board of Directors has nominated the nine persons listed below as Directors, to hold office until the next Annual Meeting and until their successors are elected and qualified. Each nominee is a member of the present Board of Directors and, except for Messrs. Minix and Meyers, was elected by the shareholders at the last Annual Meeting on April 23, 1998. If, at the time of the Annual Meeting, any of the nominees should be unable to serve, the persons named in the Proxy will vote for substitute nominees selected by the Board of Directors. The Company has no reason to believe that any of the nominees will not be available for election as a Director.

NOMINEE INFORMATION

     The following table gives certain information as to each person nominated by the Board of Directors for election as a Director:

                                              PRINCIPAL OCCUPATION                       DIRECTOR
        NAME           AGE                     AND DIRECTORSHIPS                           SINCE
        ----           ---                    --------------------                   -----------------
Forrest L. Minix       71    Chairman and Chief Executive Officer of the Company.    1973-April, 1998;
                                                                                      September, 1998
J. Hicks Lanier        58    Chairman of the Board of Oxford Industries, Inc., a           1976
                               manufacturer of apparel products; Director of
                               SunTrust Banks of Georgia, Inc.; Shaw Industries,
                               Inc. and Genuine Parts Company.
Charles Flather        65    Managing partner of Middlegreen Associates, Boston,           1978
                               Massachusetts, an investment management company;
                               Director of Asia Strategic Growth Fund, Inc.
Linda K. Crawford      56    Private investor.                                             1980
Jesse C. Crawford      50    President of Crawford Communications, Inc., a                 1986
                               full-service provider of teleproduction services
                               including audio/video production and post
                               production, multimedia title design, satellite
                               services, animation, and special effects.
Larry L. Prince        60    Chairman of the Board, Chief Executive Officer and            1987
                               Director of Genuine Parts Company, a service
                               organization engaged in automotive and industrial
                               parts and office products distribution; Director of
                               Equifax Inc., SunTrust Banks, Inc., John H. Harland
                               Co., and Southern Mills.
John A. Williams       56    Chairman of the Board, Chief Executive Officer, and           1996
                               Director of Post Properties, Inc., a real estate
                               management and development company.
E. Jenner Wood, III    47    Executive Vice President -- Trust and Investment              1997
                               Services, SunTrust Banks, Inc.; Director of Oxford
                               Industries, Inc. and Cotton States Life Insurance
                               Co.
Archie L. Meyers, Jr.  61    President and Chief Operating Officer of the Company     September, 1998

     Mr. Minix was Chairman and Chief Executive Officer of the Company for more than five years before his retirement on January 1, 1996 and served as a Director until the 1998 Annual Meeting when he did not stand for re-election. He was elected as a Director by the Board of Directors on September 29, 1998 and additionally appointed Chairman and Chief Executive Officer following the resignation of Dennis A. Smith. Mr. Meyers was elected a Director by the Board of Directors on September 29, 1998 and was additionally appointed President and Chief Operating Officer of the Company. Mr. Meyers previously served as President -- Claims Management Services for the Company from August, 1995 to March 31, 1998; as a consultant and operations supervisor for the Company from 1994 to August 1995; and Manager of the Company's Washington, D.C. branch office from 1977. The principal occupation or employment of each of the other nominees during the past five years has been as indicated in the above table.

     Linda K. Crawford is the widow of Jesse C. Crawford's brother.

SPECIAL COMMITTEES AND ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     The Board of Directors has three standing committees. The Executive Committee consists of Jesse C. Crawford as Chairman, and Forrest L. Minix, Archie L. Meyers, Jr., Larry L. Prince, and E. Jenner Wood, III as members. The Audit Committee consists of Charles Flather as Chairman, and J. Hicks Lanier, Larry L. Prince and John A. Williams as members. The Senior Compensation and Stock Option Committee consists of J. Hicks Lanier as Chairman, with E. Jenner Wood, III, Linda K. Crawford and Charles Flather as members. The Board of Directors does not have a standing nominating committee.

     The Executive Committee may exercise all the authority of the Board of Directors between its meetings with respect to all matters not specifically reserved by law to the Board of Directors. The Executive Committee held seven meetings during 1998.

     The Audit Committee makes recommendations concerning the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, and considers the range of the independent auditor's audit and non-audit fees. The Audit Committee held two meetings during 1998.

     The Senior Compensation and Stock Option Committee formulates and approves salaries, grants of stock options and other compensation to the Chairman of the Board and, upon recommendation by the Chairman of the Board, salaries, grants of stock options and other compensation for all other Officers of the Company. The Senior Compensation and Stock Option Committee held four meetings during 1998.

     During 1998, the Board of Directors held five meetings. Each of the Company's Directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees thereof of which such Director was a member.

COMPENSATION

     Each Director of the Company received a quarterly fee of $5,000, and $1,000 for each Board of Directors and Committee meeting attended during 1998. In addition, pursuant to the terms of the 1997 Non-Employee Director Stock Option Plan, each non-employee Director elected at the 1998 Annual Meeting received an option for 3,000 shares of the Company's Class A Common Stock at a price of $19.00 per share, the Fair Market Value of the Class A Common Stock on that date. The options are non-transferable; are exercisable at any time after grant; and lapse on the date the holder is no longer a director, if that occurs on or before the fifth anniversary of the grant date, or otherwise on the tenth anniversary of the grant date.

SHAREHOLDER VOTE

     Each share of Class B Common Stock is entitled to cast an affirmative vote for up to nine (9) Director nominees. Cumulative voting is not permitted. The nine nominees for Director who receive the highest number of votes cast, in person or by proxy, at the Annual Meeting will be elected Directors. Negative votes or abstentions, including broker non-votes, will not be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTORS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 1998, 1997, and 1996, concerning compensation paid to or accrued by the Company for (A) those persons who were, at December 31, 1998,
(i) the Chief Executive Officer, or (ii) the other four most highly compensated Executive Officers of the Company; (B) one other person who served as Chief Executive Officer of the Company during 1998; and (C) two former Executive Officers of the Company who, but for the fact that as of December 31, 1998 they were not Executive Officers of the Company, would have been among the four most highly compensated Executive Officers of the Company (hereinafter collectively referred to as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                                             ------------------------
                                        ANNUAL COMPENSATION                           AWARDS
                          ------------------------------------------------   ------------------------
NAME AND PRINCIPAL                                         OTHER ANNUAL       SECURITIES UNDERLYING         ALL OTHER
POSITION                  YEAR   SALARY($)   BONUS($)   COMPENSATION($)(1)     OPTIONS/SAR(#)(2)(3)     COMPENSATION($)(4)
------------------        ----   ---------   --------   ------------------   ------------------------   ------------------
F. L. Minix.............  1998    168,041     65,000          28,982                 300,000                   210,861
  Chairman and            1997        N/A        N/A             N/A                     N/A                       N/A
  Chief Executive
    Officer               1996        N/A        N/A             N/A                     N/A                       N/A

A. L. Meyers............  1998    189,750     50,000          14,941                 310,000                    74,090
  President and           1997    268,754    120,000               0                 109,000                    69,006
  Chief Operating
    Officer               1996    253,336    101,688               0                 159,000                    68,901

R. S. Elder.............  1998    390,473          0               0                 108,000                    35,318
  Group Managing
    Director              1997    205,433     81,900               0                   7,500                    19,350
  Crawford-THG Limited    1996        N/A        N/A             N/A                     N/A                       N/A

J. F. Giblin............  1998    209,200     25,944               0                  60,000                       865
  Executive Vice
    President             1997    165,333     91,000               0                  54,500                     1,020
  Chief Financial
    Officer               1996    148,184     75,000               0                  48,000                       915

J. F. Osten.............  1998    231,539     28,715               0                  58,000                     2,149
  Senior Vice President   1997    225,411     80,000               0                  59,000                     2,502
  General Counsel and     1996    210,084     93,224               0                  69,000                     1,827
  Secretary

D. A. Smith.............  1998    462,428          0               0                  20,000                 1,454,065
  Former Chairman and     1997    483,145    300,000               0                 397,500                     1,434
  Chief Executive
    Officer               1996    388,419    250,000               0                 553,250                     1,328

J. R. Bryant............  1998    175,875          0               0                  10,000                   397,363
  Former                  1997    218,750    100,000               0                 109,000                     1,434
  Executive Vice
    President             1996    175,000     70,000               0                  84,000                     1,329
  Business Development

D. R. Chapman...........  1998    128,206          0               0                  12,000                       924
  Former Executive Vice   1997    269,545    120,000               0                 109,000                     2,502
  President Finance       1996    254,243    113,100               0                 129,000                     2,397

---------------

(1) Represents amounts reimbursed for payment of taxes during 1998.
(2) Represents shares of the Company's Class A Common Stock.
(3) Restated for three-for-two stock split in March of 1997.
(4) Represents the following amounts for 1998: (i) Mr. Minix: $210,480 in retirement benefits; $381 premium payments on term life insurance; (ii) Mr.
    Meyers: $73,256 in retirement benefits; $834 premium payments on term life insurance; (iii) Mr. Elder: $35,318 contribution by Crawford-THG

    Limited, an indirectly wholly-owned subsidiary of the Company, to defined contribution plan; (iv) Mr. Giblin: $565 Company contribution to the Company's Savings and Investment Plan; $300 premium payments on term life insurance; (v) Mr. Osten: $565 Company contribution to the Company's Savings and Investment Plan; $1,584 premium payments on term life insurance; (vi) Mr. Smith: $1,277,108 severance payments and benefits; $430 premium payments on term life insurance; (vii) Mr. Bryant: $376,516 severance payments and benefits; $473 premium payments on term life insurance; and (viii) Mr.
    Chapman: $924 premium payments on terms life insurance.

STOCK OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information concerning the exercise of stock options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to the Named Executive Officers:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING
                                                                   UNEXERCISED        VALUE OF UNEXERCISED
                                                                 OPTIONS/SARS AT      IN-THE-MONEY OPTIONS/
                                                                   FY-END (#)          SARS AT FY-END ($)
                       SHARES ACQUIRED                        ---------------------   ---------------------
                         ON EXERCISE           VALUE              EXERCISABLE/            EXERCISABLE/
        NAME               (#)(1)        REALIZED ($)(1)(2)     UNEXERCISABLE(3)        UNEXERCISABLE(3)
        ----           ---------------   ------------------   ---------------------   ---------------------
F. L. Minix..........      15,000A              73,125                     0                       0
                                0B                                   300,000                       0
A. L. Meyers.........     157,800A             868,400                     0                       0
                                0B                                   300,000                       0
R. S. Elder..........           0A                   0                 1,500                       0
                                0B                                   114,000                       0
J. F. Giblin.........       4,500A              72,752                56,850                  56,149
                            4,500B                                   118,400                  13,901
J. F. Osten..........       6,500A              31,148                32,450                  37,758
                                0B                                   126,300                  30,866
D. A. Smith..........     156,600A             969,539               395,280                 374,235
                                0B                                   453,500                 108,999
J. R. Bryant.........      15,300A              27,482                     0                       0
                            1,500B                                   129,950                  25,673
D. R. Chapman........     156,100A             914,778                     0                       0
                                0B                                         0                       0

---------------

(1) Represents the number of shares of the Company's Class A Common Stock and Class B Common Stock, respectively, issued upon exercise of outstanding options during the fiscal year and the aggregate "Value Realized."
(2) "Value Realized" is a hypothetical calculation required by rules of the Securities and Exchange Commission, representing (A) the difference between
    (i) the closing price of the Stock on the New York Stock Exchange on the date of exercise, and (ii) the per-share exercise price of the option, multiplied by (B) the number of shares acquired. The profit or loss ultimately realized by the Named Executive Officer will be the difference, if any, between (i) the sale price of the shares when sold and (ii) the exercise price.
(3) Represents the aggregate number of shares of Class A Common Stock and Class B Common Stock covered by unexercised options at fiscal year end, and the aggregate difference between the exercise price and market value thereof at December 31, 1998 based on the closing price for the Class A and Class B shares on the New York Stock Exchange on that date, for those options that have an exercise price below the December 31, 1998 market value. The upper number relates to options exercisable at fiscal year end and the lower number relates to options which were not exercisable on that date.

STOCK OPTION GRANTS

     The following table provides information concerning the grant of stock options under the Company's 1997 Stock Option Plan during the fiscal year ended December 31, 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
                          ------------------------------------------                       POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF        % OF TOTAL                                       ASSUMED ANNUAL RATES OF
                            SECURITIES        OPTIONS                                      STOCK PRICE APPRECIATION FOR
                            UNDERLYING       GRANTED TO     EXERCISE                              OPTION TERM(2)
                             OPTIONS         EMPLOYEES       PRICE     EXPIRATION   -------------------------------------------
          NAME            GRANTED (#)(1)   IN FISCAL YEAR    ($/SH)       DATE      0% ($)       5% ($)            10% ($)
          ----            --------------   --------------   --------   ----------   ------   --------------    ----------------
F. L. Minix.............     300,000           16.45%         14.25      10/27/08      0          2,688,526           6,813,249
A. L. Meyers............      10,000            0.55          19.13       1/15/08      0            120,308             304,883
                             300,000           16.45          14.25      10/27/05      0          1,740,353           4,055,765
R. S. Elder.............       8,000            0.44          19.13       1/15/08      0             96,246             243,906
                             100,000            5.48          19.50      10/28/04      0            651,246           1,488,926
J. F. Giblin............      10,000            0.55          19.13       1/15/08      0            120,308             304,883
                              50,000            2.74          14.25      10/27/05      0            290,059             675,961
J. F. Osten.............       8,000            0.44          19.13       1/15/08      0             96,246             243,906
                              50,000            2.74          14.25      10/27/05      0            290,059             675,961
D. A. Smith.............      20,000            1.10          19.13       1/15/08      0            240,615             609,766
J. R. Bryant............      10,000            0.55          19.13       1/15/08      0            120,276             304,803
D. R. Chapman...........      12,000            0.66          19.13       1/15/08      0            144,369             365,860
All Shareholders........                                                                       $461 Million(3)   $1,168 Million(3)

---------------

(1) Options granted are with respect to the Company's Class A Common Stock and become exercisable twenty percent (20%) each year commencing on the first anniversary of the option grant date, except for (i) the options with 10/27/05 or 10/27/08 expiration dates which become exercisable at the earliest of (A) when the average of the Class A Common Stock price for ten consecutive trading days reaches $19.95 per share or (B) October 27, 2004; and (ii) the options with the 10/28/2004 expiration date which become exercisable at the earlier of (A) when the average of the Class A Common Stock price for ten consecutive trading days reaches $27.30 per share or (B) October 28, 2003.
(2) The "Annual Rates of Stock Price Appreciation" set forth in the table are mandated by the rules of the Securities and Exchange Commission. The Company gives no assurance that these or any other rates of appreciation can or will be achieved over the option terms. However, any rates of appreciation that are achieved will benefit all holders of the Company's Common Stock.
(3) Represents the increase in the aggregate market value of the Company's outstanding Class A and Class B Common Stock at December 31, 1998, assuming a 5% and 10% annual rate of appreciation in the respective stock prices over the ensuing ten (10) years.

PENSION PLANS

     The following table indicates estimated annual retirement benefits on a straight line annuity basis payable following retirement at age 65 to participants at the specified compensation and period of service classifications under the Company's defined benefit pension plans:

                               PENSION PLAN TABLE

                                                                  YEARS OF SERVICE
                                     --------------------------------------------------------------------------
           REMUNERATION                 15         20         25         30         35         40         45
           ------------              --------   --------   --------   --------   --------   --------   --------
$125,000...........................  $ 37,500   $ 50,000   $ 62,500   $ 75,000   $ 87,500   $100,000   $112,500
 150,000...........................    45,000     60,000     75,000     90,000    105,000    120,000    135,000
 175,000...........................    52,500     70,000     87,500    105,000    122,500    140,000    157,500
 200,000...........................    60,000     80,000    100,000    120,000    140,000    160,000    180,000
 225,000...........................    67,500     90,000    112,500    135,000    157,500    180,000    202,500
 250,000...........................    75,000    100,000    125,000    150,000    175,000    200,000    225,000
 300,000...........................    90,000    120,000    150,000    180,000    210,000    240,000    270,000
 400,000...........................   120,000    160,000    200,000    240,000    280,000    320,000    360,000
 500,000...........................   150,000    200,000    250,000    300,000    350,000    400,000    450,000
 600,000...........................   180,000    240,000    300,000    360,000    420,000    480,000    540,000
 700,000...........................   210,000    280,000    350,000    420,000    490,000    560,000    630,000
 800,000...........................   240,000    320,000    400,000    480,000    560,000    640,000    720,000

     The Company maintains a non-contributory Retirement Plan for the benefit of substantially all of the domestic employees of the Company. The Retirement Plan provides for annual retirement benefits at Normal Retirement Age (65) equal to 2% of the participant's total compensation (as defined in the Retirement Plan) for all credited years of service under the Plan. The benefits are not affected by Social Security benefits payable to the participant; however, they are actuarially reduced for retirements before the Normal Retirement Age or if the retiree selects benefits other than an individual life-time annuity. Additionally, the Company maintains an unfunded Supplemental Executive Retirement Plan for certain Executive Officers to provide benefits that would otherwise be payable under the Retirement Plan but for limitations placed on covered compensation and benefits under the Internal Revenue Code. Credited years of service under the Retirement Plan for Messrs. Minix, Meyers, Giblin, Bryant, Chapman, Smith and Osten are 44, 38, 9, 23, 17, 25 and 8, respectively. Mr. Elder does not participate in the Retirement Plan.

TERMINATION BENEFITS

     In connection with the September 27, 1998 resignation of Dennis A. Smith as Chairman, Chief Executive Officer, President and Director of the Company, the Company agreed to pay Mr. Smith $80,000 per month over the ensuing fifteen months, a total of $1,200,000. Additionally, the Company agreed to continue Mr. Smith's existing medical, dental and life insurance for one year, transferred title of his company car to him, extended the term of his stock options to one year from the date of his resignation, and paid $30,000 in out placement services provided to Mr. Smith.

               REPORT OF THE SENIOR COMPENSATION AND STOCK OPTION
                      COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Senior Compensation and Stock Option Committee (the "Committee") of the Board of Directors, composed of the Directors whose names are listed below this report. The fundamental philosophy of the Committee is to ensure that the compensation programs of the Company will attract and retain key executives critical to its long-term success through the establishment of a performance-oriented environment that rewards the achievement of strategic management goals, with the attendant enhancement of shareholder value.

     There are three elements in the Company's executive compensation program, all related to individual and Company performance:

     - Base Salary Compensation

     - Annual Incentive Compensation

     - Long-term Incentive Compensation

BASE SALARY COMPENSATION

     The Company has established a comprehensive Wage and Salary Administration Policy applicable to the Company and its domestic subsidiaries. This Policy includes a program for grading each position, including those of the domestic Executive Officers of the Company, to insure internal equity. Additionally, the Policy sets forth grade levels and salary ranges for those grade levels, and provides for annual merit increases tied to individual job performance as measured through annual performance reviews. Based on published national surveys, the Company annually establishes merit increase budgets as a percent of current salaries and any increases in salary ranges for the next fiscal year. Generally, the Company is at the midpoint of projected merit salary increases and salary range adjustments as reflected in the national surveys, with some adjustment up or down depending on prior year pre-tax earnings and revenues of the Company. Consistent with the overall merit increase percentage, the Company establishes guidelines for individual salary adjustments based on the individual's performance rating.

     The Committee reevaluates and sets the salary of the Chief Executive Officer on an annual basis. In establishing the base salary for the Chief Executive Officer, the Committee looks primarily at the pre-tax earnings of the Company in the preceding fiscal year as compared to the prior fiscal year. It also takes into account unusual circumstances which may have impacted that performance which were not within the control of the Company or its Executive Officers, the increases in the base salaries of other employees of the Company, and the Committee's assessment of the personal performance of the Chief Executive Officer during the preceding year. In January of 1998, the Committee set Mr. Smith's annual base salary at $600,000 for 1998. Following Mr. Smith's resignation as Chief Executive Officer and the return of Forrest L. Minix as Chief Executive Officer in September, the Committee set Mr. Minix's annual base salary at $600,000, which amount is grossed-up for Georgia state income taxes and Federal Medicare taxes paid by Mr. Minix in accordance with the agreement reached with him in connection with his return from retirement to the position of Chief Executive Officer.

ANNUAL INCENTIVE COMPENSATION

     Under the Company's 1996 Incentive Compensation Plan, which covers all domestic key employees of the Company (other than the Chief Executive Officer), at the beginning of each fiscal year the Committee establishes pre-tax earnings and revenues thresholds, as well as targeted pre-tax earnings. A bonus pool is created for sales and marketing key employees based principally on increases in revenues above the threshold amount, while the bonus pool for other participants is based primarily on growth in pre-tax earnings from the threshold amount up to the targeted pre-tax earnings. The bonus pool is allocated by the Chief Executive Officer to the business units and staff departments based on his assessment of performance of the business unit and staff participants, and to each individual participant by the business unit or staff manager based on the individual's personal performance. The Chief Executive Officer establishes the bonuses for his direct reports.

     The Committee sets a bonus for the Chief Executive Officer, based primarily on pre-tax earnings and the bonuses paid under the 1996 Incentive Compensation Plan, as a percentage of salary, to the other domestic Executive Officers of the Company. Historically, the Chief Executive Officer's bonus, as a percentage of his base salary, has been higher than the average paid to the other Executive Officers, expressed as a percentage of their base salaries. For 1998, the Committee awarded a bonus of $60,000 to Mr. Minix, plus a gross-up for Georgia state income taxes and Medicare taxes. No bonus was awarded to Mr. Smith.

LONG-TERM INCENTIVE COMPENSATION

     Under the Company's 1997 Key Employee Stock Option Plan, officers and other key employees of the Company are granted options by the Committee to purchase shares of the Company's Class A Common Stock. The exercise price for all options granted is generally set at the market price of the Company's Class A Common Stock on the date of the option grant and, to the extent permissible under the relevant provisions of the Internal Revenue Code, the options granted under the Plan are statutory "Incentive Stock Options". The Committee typically reviews and acts upon the recommendations of the Chief Executive Officer for the grant of options, on a discretionary basis, annually to the Company's other officers and key employees. The number of shares of the Company's Class A Common Stock covered by such options is generally based upon the grade level of the officer or other key employee's position, with adjustments for extraordinary performance, but without regard to the individual's stock ownership or the number of options previously granted.

     In addition to the annual grant of options discussed above, the Committee granted special options in October, 1998 to (i) Mr. Minix covering 300,000 shares of the Company's Class A Common Stock and (ii) certain other Executive Officers and nineteen (19) senior officers of the Company covering an additional 1,082,000 shares of the Company's Class A Common Stock. Those options granted to the Chief Executive Officer and Executive Officers provided for vesting at the earlier of (i) the date the ten day average share price of the Company's Class A Common Stock increased forty percent (40%) above the price on the date of grant, if that occurred within three years of the date of grant, or (ii) six years after the grant date.

                J. HICKS LANIER                LINDA K. CRAWFORD
                E. JENNER WOOD, III               CHARLES FLATHER

                          STOCK OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of February 12, 1999, as to shares of Class A and Class B Common Stock beneficially owned by each current Director or nominee for election as a Director, each of the Named Executive Officers, and all current Directors and Executive Officers as a group. As of February 12, 1999, 25,529,159 shares of Class A Common Stock and 25,095,992 shares of Class B Common Stock were outstanding.

                                                                                   PERCENT OF
                                                     AMOUNT AND NATURE OF         TOTAL SHARES
                                                   BENEFICIAL OWNERSHIP(1)       OUTSTANDING(2)
                                                   ------------------------    ------------------
                      NAME                          CLASS A       CLASS B      CLASS A    CLASS B
                      ----                         ----------    ----------    -------    -------
Forrest L. Minix.................................     127,119       123,072       --         --
Linda K. Crawford(3)(4)..........................   2,287,465     3,906,736      8.9%      15.6%
J. Hicks Lanier(3)(5)............................      21,037         3,037       --         --
Charles Flather(3)...............................      23,062         5,062       --         --
Jesse C. Crawford(3)(6)..........................   4,879,615     1,942,376     19.1        7.7
Larry L. Prince(3)(5)............................      19,125         1,125       --         --
John A. Williams(3)..............................      18,000         1,500       --         --
E. Jenner Wood, III(3)(5)........................      18,750            --       --         --
Archie Meyers, Jr................................      14,852           100       --         --
Ronald S. Elder(7)...............................       3,100            --       --         --
John F. Giblin(8)................................      65,526         3,000       --         --
Judd F. Osten(9).................................      49,400            --       --         --
Dennis A. Smith(10)..............................     457,588        25,558      1.8%        --
Jim R. Bryant....................................          --            --       --         --
Donald R. Chapman................................      22,548        28,429       --         --
All Directors and Executive Officers as a Group
  (13 persons)(11)...............................   7,533,755     5,984,008     29.5       23.8
                                                   ----------    ----------     ----       ----

---------------

 (1) Except as otherwise indicated in the following footnotes, the persons possessed sole voting and investment power with respect to all shares set forth opposite their names.
 (2) Except where a percentage is specified, the person's ownership represents less than 1% of the outstanding shares.
 (3) Includes 18,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999.
 (4) See Notes (4), (5), and (6) to table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Linda K. Crawford include 1,231,342 shares which are held in four trusts for the benefit of two daughters of Linda K. Crawford. Under the terms of two of these trusts, holding an aggregate of 244,665 shares of Class A Common Stock, Linda K. Crawford and another individual share investment power. Under the terms of the other two trusts, holding an aggregate of 986,677 shares of Class A Common Stock, Linda Crawford has sole voting authority but has no investment authority. Linda K. Crawford disclaims any beneficial interest in any of the shares of Class A Common Stock held in these trusts. Included in the shares shown as beneficially owned by Linda K. Crawford are 975,921 shares of Class A Common Stock held in trust for her benefit. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. In addition to the above, Linda K. Crawford has sole voting and investment power with respect to 77,202 shares of Class A Common Stock shown as beneficially owned by her.
 (5) Mr. Lanier and Mr. Prince are directors of SunTrust Bank of Georgia, Inc., a subsidiary of SunTrust Banks, Inc. Mr. Wood is currently Executive Vice President -- Trust and Investment Services for

                                                (footnotes continued on page 11)

     SunTrust Banks, Inc. Messrs. Lanier, Prince and Wood disclaim any beneficial ownership in shares held by SunTrust Banks, Inc. or any of its banking subsidiaries, which shares are not reflected in the table. See "Information With Respect to Certain Business Relationships" and "Security Ownership of Certain Beneficial Owners."
 (6) See Note (8) to the table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to the Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Jesse C. Crawford include 1,455,161 shares attributable to him as a general and limited partner of Crawford Partners, L.P.
 (7) Includes 3,100 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999.
 (8) Includes 62,150 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999.
 (9) Includes 41,100 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999.
(10) Includes 417,130 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999.
(11) Includes 244,665 shares of Class A Common Stock and 2,446,759 shares of Class B Common Stock as to which voting or investment power is shared; 239,150 shares of Class A Common Stock subject to options exercisable within sixty (60) days of February 12, 1999; and 1,231,342 shares of Class A Common Stock and 2,446,759 shares of Class B Common Stock as to which beneficial ownership is disclaimed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning each person known to the Company to be the "beneficial owner", as such term is defined by the rules of the Securities and Exchange Commission ("SEC"), of more than 5% of the outstanding shares of Class B Common Stock of the Company as of February 12, 1999:

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
SunTrust Banks, Inc..............................       14,847,177(1)              59.2%
  One Park Place, N.E.
  Atlanta, Georgia 30303
Crawford Partners, L.P...........................       13,640,283(1)              54.4%
  55 Park Place
  Atlanta, Georgia 30303
Crawford Family Trust............................        9,489,543(2)              37.8%
  55 Park Place
  Atlanta, Georgia 30303
Linda K. Crawford................................        3,906,736(3)(4)(5)        15.6%
  1198 Longcourte Dr., N.W.
  Atlanta, Georgia 30327
Wachovia Corporation.............................        3,879,737(3)(4)(5)(6)     15.5%
  191 Peachtree St., N.E.
  Atlanta, Georgia 30303
Frank L. Wilson, III.............................        3,474,202(7)              13.8%
  230 Peachtree St., N.W.
  Atlanta, Georgia 30303

                                                                                PERCENT OF
                                                   AMOUNT AND NATURE OF        TOTAL SHARES
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP        OUTSTANDING
----------------                                   --------------------        ------------
Jesse C. Crawford................................        1,942,376(8)               7.7%
  Crawford Communications, Inc.
  535 Plasamour Dr., N.E.
  Atlanta, Georgia 30324

Taylor/Bass/Guylay Group
  Portfolio F. Investors, L.P......................  614,572(9)(13)       2.4%
  Wesley Guylay Capital Management.................  505,784(10)(13)      2.0%
  The Bass Management Trust........................  164,570(11)(13)      0.7%
  Sid R. Bass Management Trust.....................  164,570(12)(13)      0.7%
  Lee M. Bass......................................  164,554(13)          0.7%

          Total.........................................      1,614,050(13)    6.4%

  c/o W. Robert Cotham
  201 Main Street, Suite 2600
  Fort Worth, Texas 76102

---------------

 (1) The shares are held by one or more bank subsidiaries of SunTrust Banks of Georgia, Inc., and/or SunTrust Banks of Tennessee, Inc., subsidiaries of SunTrust Banks, Inc. in various fiduciary and agency capacities. SunTrust Bank, Atlanta has sole voting power with respect to 14,733,685 of such shares. SunTrust Bank, Atlanta has sole investment power with respect to 14,844,685 of such shares and shares investment power with respect to 1,518 of such shares. SunTrust Bank, Nashville, N.A. has sole voting power with respect to 3,374 of such shares, and sole investment power with respect to 1,687 of such shares. As the corporate parents of SunTrust Bank, Atlanta and SunTrust Bank, Nashville, N.A., SunTrust Banks of Georgia, Inc., SunTrust Banks of Tennessee, Inc., and SunTrust Banks, Inc. may also be deemed to be beneficial owners of shares held by SunTrust Bank, Atlanta and SunTrust Bank, Nashville, N.A. SunTrust Banks of Georgia, Inc., SunTrust Bank, Atlanta, SunTrust Bank, Nashville, N.A., SunTrust Banks of Tennessee, Inc., and SunTrust Banks, Inc. disclaim any beneficial interest in any such shares. Included are all of the shares shown as beneficially owned by Crawford & Partners, L.P.
 (2) The shares shown as beneficially owned by the Crawford Family Trust are attributable to it by virtue of its being a limited partner and a member of a limited liability company which is one of the general partners of Crawford Partners, L.P.
 (3) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Corporation include 399,832 shares which are held in two trusts established for the benefit of two children of Robert C. Crawford. Under the terms of these trusts, Wachovia Bank of Georgia and another individual share voting power with respect to the shares held by such trusts, and Linda K. Crawford and another individual share investment power with respect thereto. Linda
     K. Crawford disclaims any beneficial interest in any of these shares held in trust.
 (4) Included in the shares shown as beneficially owned by Linda K. Crawford and Wachovia Corporation are 1,382,775 shares which are held in trust for the benefit of Linda K. Crawford. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. Wachovia Corporation and Wachovia Bank of Georgia disclaim any beneficial interest in any of these shares. Linda K. Crawford has sole voting and investment power with respect to 77,202 shares shown as beneficially owned by her.
 (5) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Corporation include 2,046,927 shares which are held in three trusts for the benefit of two children of Linda K. Crawford, all of which shares are held in trusts under which Wachovia Bank of Georgia and Frank L. Wilson, III are co-trustees, under the terms of which trusts Linda K. Crawford has sole voting power and Wachovia

                                                (Footnotes continued on page 13)

     Bank of Georgia and Frank L. Wilson, III share investment power. Linda K. Crawford disclaims any beneficial interest in any of these shares held in Trust.
 (6) All of the shares are held for the benefit of various clients, including shares held in trusts for the benefit of Linda K. Crawford and her daughters. Wachovia Bank of Georgia, a banking subsidiary of Wachovia Corporation, has shared voting power with respect to 402,925 of such shares. Wachovia Corporation and Wachovia Bank of Georgia disclaim any beneficial interest in any of these shares.
 (7) The shares shown as beneficially owned by Frank L. Wilson, III are all shares held in trusts for the benefit of Linda K. Crawford or the daughters of Linda K. Crawford, with respect to which Frank L. Wilson, III is a trustee. Frank L. Wilson, III disclaims any beneficial interest in any of the shares held in these trusts.
 (8) The shares shown as beneficially owned by Jesse C. Crawford are attributable to him as a general and limited partner of Crawford Partners, L.P.
 (9) The shares held by Portfolio F Investors, L.P. may also be deemed to be beneficially owned by each of (i) Thomas M. Taylor, in his capacity as President and sole stockholder of (ii) Trinity Capital Management, Inc., which is the sole general partner of (iii) T. F. Investors, L.P., which is the general partner of (iv) Trinity I Fund, L.P., which is the sole shareholder of (v) Portfolio Associates, Inc. which is the sole general partner of Portfolio F. Investors, L.P.
(10) The shares held by Wesley Guylay Capital Management may also be deemed to be beneficially owned by Wesley Richard Guylay in his capacity as the sole general partner of Wesley Guylay Capital Management.
(11) The shares held by The Bass Management Trust may also be deemed to be beneficially owned by (i) Perry R. Bass in his capacity as sole trustee and as one of two trustors of The Bass Management Trust, and (ii) Nancy L. Bass in her capacity as one of the two trustors of The Bass Management Trust.
(12) The shares held by Sid R. Bass Management Trust may also be deemed to be beneficially owned by Sid R. Bass in his capacity as a trustee and the sole trustor of Sid R. Bass Management Trust.
(13) Thomas M. Taylor, Perry R. Bass, Sid R. Bass, Lee M. Bass, Wesley Richard Guylay and other investors, including those named above, have filed an Amended Schedule 13D as of December 19, 1997 with the Securities and Exchange Commission. The persons making the Schedule 13D filing have stated that neither the fact of such filing nor anything contained therein shall be deemed an admission that a "group" exists within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. The information reflected above is based on the Amended Schedule 13D filing provided to the Company.

           INFORMATION WITH RESPECT TO CERTAIN BUSINESS RELATIONSHIPS

     SunTrust Banks, Inc., through its banking subsidiaries (collectively, the "Banks"), hold 14,847,177 shares of Class B Common Stock of the Company as of February 12, 1999. See "Stock Ownership Information -- Security Ownership of Certain Beneficial Owners." The Banks exercise voting authority with respect to shares of Class B Common Stock held in fiduciary capacities. The Company also maintains a normal commercial banking relationship with the Banks. SunTrust Bank, Atlanta serves as trustee for the Crawford & Company Retirement Plan, and the Crawford & Company Employee Disability Income Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and greater than ten percent (10%) beneficial owners of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports are required, the Company believes that, during the year ending December 31, 1998, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                 FIVE YEAR COMPARATIVE STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative return on the Company's Class B Common Stock against the cumulative total return on (i) the Standard & Poors Composite 500 Stock Index and (ii) the Standard & Poors
Insurance -- Property and Casualty Index for the five year period commencing January 1, 1994 and ended December 31, 1998:

                                                                                            S&P
                                                                                         Property-
                                                     Crawford &                           Casualty
               Measurement Period                     Company           S&P 500          Insurance
             (Fiscal Year Covered)                   (Class B)           Index             Index
1993                                                        100.00            100.00            100.00
1994                                                        104.00            101.32            104.90
1995                                                        109.26            139.40            142.02
1996                                                        159.15            171.40            172.58
1997                                                        218.72            228.59            251.04
1998                                                        170.10            293.91            233.59

---------------

This total shareholders return model assumes reinvested dividends.
Prepared by Standard & Poor's Compustat Services, a division of McGraw-Hill,
Inc.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been selected by the Audit Committee to serve as independent auditors for the Company in 1999. If approved by the Class B Common Stock shareholders, the Company will appoint Arthur Andersen LLP as independent auditors of the Company for 1999. Should the shareholders not approve the selection of Arthur Andersen LLP, the Board of Directors of the Company will seek other auditors. Representatives of Arthur Andersen LLP will be present at the meeting and will be given the opportunity to make a statement, if they desire, and to respond to questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.

                                   FORM 10-K

     The Crawford & Company Annual Report on Form 10-K for 1998, filed with the Securities and Exchange Commission, is available free of charge upon written request to the Secretary, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2000 Annual Meeting of the Shareholders must be received by the Company no later than November 29, 1999 for inclusion in the proxy statement for that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934 and the By-laws of the Company, the Board of Directors may exercise discretionary voting authority at the 2000 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal prior to November 29, 1999 and the shareholder satisfies the other requirements of Rule 14a-4(c).

                                 OTHER MATTERS

     The minutes of the Annual Meeting of Shareholders held on April 23, 1998 will be presented at the meeting, but it is not intended that action taken under the Proxy will constitute approval of the matters referred to in such minutes. The Board of Directors knows of no other matters to be brought before the meeting. If any other matters come before this meeting, however, the persons named in the Proxy will vote such Proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail or by mail by one or more employees of the Company. The Company may also reimburse brokers, banks, nominees or other fiduciaries for the reasonable clerical expenses of forwarding the proxy material to their principals, the beneficial owners of the Company's Class A or Class B Common Stock.

March 26, 1999

                               CRAWFORD & COMPANY
                                     PROXY
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 1999. THIS PROXY IS
                      SOLICITED BY THE BOARD OF DIRECTORS.

   The undersigned hereby appoints F.L. Minix, J.F. Giblin and J. F. Osten, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Crawford & Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Crawford & Company to be held in the Home Office Building of Crawford & Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia on April 27, 1999 at 2:00 P.M., and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. Said proxies are directed to vote on the matters described in the accompanying Proxy Statement as follows, and otherwise in their discretion:

1. Proposal to elect the nine (9) nominees listed below as Directors (except as indicated to the contrary below).

   [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY to
       (except as indicated to the contrary)              vote for all nominees
                                                          listed below

  NOMINEES: Minix, Lanier, Flather, L. K. Crawford, J. C. Crawford, Prince, Williams, Wood, Meyers.
  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the name of nominee in the space provided below)

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of Arthur Andersen LLP as the independent auditors of the Company for the 1999 fiscal year.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, OR IF NO DIRECTION IS INDICATED,
                    WILL BE VOTED "FOR" THE ABOVE PROPOSALS.

                          (Continued on Reverse Side)

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 26, 1999.

                                                Dated: -------------------, 1999

                                                --------------------------------

                                                --------------------------------
                                                    Signature of Shareholder

                                                IMPORTANT: Please date this
                                                Proxy and sign exactly as your
                                                name or names appear hereon. If
                                                shares are held jointly,
                                                signatures should include both
                                                names. Executors,
                                                administrators, trustees,
                                                guardians and others signing in
                                                a representative capacity,
                                                please give your full title. If
                                                a corporation, please sign in
                                                full corporate name by President
                                                or other authorized officer. If
                                                a partnership, please sign in
                                                partnership name by authorized
                                                person.